                                                                   EXHIBIT 10.33

                                   LEASE FOR
                                1000 HARVESTER
                            WEST CHICAGO, ILLINOIS

     THIS AGREEMENT of Lease (hereinafter referred to as "Lease") is made this 17th day of February, 1993 between JAMES RIVER PAPER COMPANY, INC., a Virginia corporation, having its principal business office at 120 Tredegar Street, Richmond, Virginia 23219-4326, (hereinafter referred to as "Landlord"), and CENTRAL INK COMPANY, an Illinois corporation, having its principal business office at 1100 N. Harvester, West Chicago, IL 60185 (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     That Landlord in consideration of the rents and covenants specified to be paid and performed by Tenant, hereby leases to Tenant and Tenant hereby rents from Landlord the Leased Premises hereinafter described upon the terms and conditions set forth:

1. LEASED PREMISES. The Leased Premises shall consist of approximately seven thousand (7,000) square feet of commercial warehouse and contiguous office space located in an approximately sixty-eight thousand (68,000) square foot Building at 1000 Harvester, West Chicago, Illinois, depicted on Exhibit A attached hereto and made a part hereof. Such office space shall be comprised of the block of four (4) offices (two [2] contiguous to the warehouse; two [2] with window line) at the north end of the office area. Landlord shall secure this area for the exclusive use of Landlord and Tenant. Tenant shall have temporary access to the office bathrooms and lunchroom area through the office corridor until Landlord leases this space to another tenant who requests to have the area secured. Tenant shall have an expansion option as set forth in Paragraph 9. The Leased Premises shall include all easements, improvements, tenements, appurtenances, fixtures, rights and privileges thereto belonging or in any way appertaining, and including common areas ("Common Areas") and rights-of-way relating to or affecting the Leased Premises. All heating, ventilation, air conditioning, plumbing, lighting, electrical and other fixtures, mains, ducts, conduits and systems necessary to the general operations and maintenance of the Leased Premises shall be and remain the property of Landlord, whether present at the commencement of the Term or subsequently purchased by Landlord. All improvements to the Leased Premises made by Landlord shall be the property of Landlord.

2. TERM. The original Term of this Lease shall commence on the date first recited above (the "Commencement Date") and shall expire on the one (1) year anniversary thereof, unless terminated sooner in accordance with the Terms of this Lease. Any delay in commencement shall not extend the Term hereof. Thereafter, Tenant shall have the option to renew this Lease for concurrent annual (twelve [12] month) renewal Terms (the "Renewal Term") upon ninety (90) days written notice to Landlord prior to the expiration of the original Term and each subsequent Renewal Term. The renewal options shall in no event extend the Term of this Lease beyond January 31, 1996.

3.   RENT.
     (a) On or before the first day of each calendar month of the Term, Tenant shall pay Landlord Rent in the sum of Two Thousand One Hundred and Eighty-Seven Dollars and Fifty Cents ($2,187.50) full gross (to include Rent, Taxes, Insurance, Common Areas Maintenance, heat and electricity), calculated as Three Dollars and Seventy-Five Cents per Square Foot ($3.75 per sq. ft.), which payment shall be made to Landlord at its principal business office or at such other place designated by Landlord in a notice to Tenant. If the original Term shall commence on a day other than the first day of a calendar month, then Tenant shall pay on the Commencement Date a portion of the Rent for that calendar month prorated on a per diem basis with respect to the portion of the fractional calendar month included in the original Term. Landlord shall have the right to increase the Rent five percent (5%) above the then existing Rent on the one (1) year anniversary date of the Commencement Date. Landlord shall provide Tenant thirty (30) days' prior written notice of such Rent increase. Thereafter, on each subsequent annual anniversary of the Commencement Date, Landlord shall have the right to increase the Rent at a market rate to be determined by mutual agreement between the parties at least thirty (30) days prior to the start of each Renewal Term. If Landlord and Tenant cannot agree upon a market rate increase to the Rent, this Lease shall terminate automatically on the expiration of the then existing Renewal Term.

     (b) Tenant shall deposit with Landlord on the Commencement Date Two Thousand One Hundred Eighty-Seven Dollars and Fifty Cents ($2,187.50), which represents one month's Rent, as security for Tenant's compliance with the terms and conditions of this Lease. Tenant shall not mortgage, assign or encumber Tenant's rights to the security deposit. The security deposit shall not be used by Tenant towards the payment of Rent hereunder. Upon expiration or earlier termination of this Lease, Landlord may apply the security deposit toward any Rent that Tenant has not paid, and Landlord may use the security deposit to pay for any costs or damages caused by the breach of any term of this Lease. Landlord shall return to Tenant the remainder of the security deposit, if any, plus interest, within thirty
     (30) days after the expiration or earlier termination of this Lease. The return to Tenant of the security deposit shall not affect any additional claim that Landlord may have against Tenant for Tenant's breach of any of the terms of this Lease.

4. TAXES. Landlord shall pay all taxes and other governmental charges or levies, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services or benefits (hereinafter collectively referred to as "Taxes"), which are assessed, levied, confirmed, imposed or which become a lien upon the Leased Premises or become payable with respect to a period of time occurring within the Term. As used herein, the term "Taxes" shall include any form of assessment, license fee, license tax, business fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Leased Premises. Notwithstanding the foregoing, Tenant shall pay or cause to be paid any and all taxes and assessments levied upon any and all trade fixtures, inventories and other personal property placed in or upon the Leased Premises by Tenant.

5. UTILITIES. Landlord shall be solely responsible for and shall promptly pay all charges for electricity, water, sewer, heat, common area maintenance and any other utilities used or consumed on the Leased Premises. Tenant shall be solely responsible for any telephone, facsimile or other communication services used by Tenant in the operation of its business on the Leased Premises. Landlord shall not be liable for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute a constructive eviction or grounds for Rent abatement in whole or in part hereunder.

6. LANDLORD REPAIR AND MAINTENANCE. Except as may be attributable to the Tenant's negligence or willful misconduct or breach of its obligations hereunder, Landlord shall keep and maintain in good condition and repair the exterior walls, structural elements and the roof structure and roof skin of the Building. In addition, Landlord shall maintain the driveways, sidewalks, walkways, parking lots and other Common Areas of the Building. Tenant expressly waives the benefit of any statute or regulation that would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Leased Premises in good order, condition and repair. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Leased Premises. Tenant waives any right to make repairs at the expense of Landlord under any law, statute or ordinance now or hereafter in effect.

7.  ALTERATIONS AND FIXTURES.
    (a) Installation and Removal of Alterations. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions, including, without limitation, the installation of lighting fixtures, space heaters, air conditioning, electrical equipment, power panels, carpeting, window coverings, air lines and fencing or other changes in, on or about the Leased Premises, except for interior non-structural alterations. In no event shall Tenant be entitled to penetrate the exterior or roof of the Building with respect to any alteration without Landlord's prior written approval. Landlord may permit Tenant to remove any or all said alterations at the expiration of the Term and restore the Leases Premises to their condition prior to Tenant's installing alterations, ordinary wear and tear excepted. If Tenant makes any alterations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

     (b) Expiration of Term. Unless Landlord permits their removal, as set forth above, all alterations which are made by Tenant on the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises at the expiration of the Term or upon earlier termination. Notwithstanding the provision of this section, Tenant's machinery and equipment, other than that which is affixed to the Leased Premises so that it cannot be removed without material damage to the Leased Premises, shall remain the property of the Tenant and may be removed by Tenant. Subject to the foregoing, on the expiration date of the Term hereof, or on any earlier termination, Tenant shall surrender the Leased Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear excepted. Tenant, at its sole cost and expense, shall repair any damage to the Leased Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to this section, which repair shall include the patching and filling of holes and repair of structural damage. Notwithstanding anything to the contrary stated or implied elsewhere in this Lease, Tenant shall leave all power panels, electrical systems, lighting fixtures, plumbing, space heaters, air conditioning, air lines, and fencing on the Leased Premises in good operating condition.

     (c) Installation and Removal of Fixtures. Except as may be otherwise provided above, Tenant, at Tenant's sole cost and expense, may install any necessary trade fixtures, equipment and furniture in the Leased Premises, provided that such items are installed and are removable without damage to the structure of the Building. Landlord reserves the right to approve or disapprove curtains, draperies, shades, paint, or other interior improvements visible from outside the Building on wholly aesthetic grounds. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be removed by Tenant upon expiration of the Term, or earlier termination of this Lease, unless Tenant is then in default hereunder, in which event Landlord hereby is granted a security interest in such property of Tenant to secure the performance of Tenant's obligations hereunder. Tenant shall repair, at its sole cost and expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items on expiration or earlier termination of this Lease, Landlord may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law. Landlord may require Tenant to execute on demand any reasonable security agreement or Uniform Commercial Code (UCC-1) form to evidence said security interests.

8. INSPECTION OF LEASED PREMISES. Landlord, at reasonable times, may enter the Leased Premises for the purpose of inspecting the same, for the purpose of inspecting the performance by Tenant of the terms and conditions hereof, and/or for the purpose of affixing reasonable signs and displays and showing the Leased Premises to prospective purchasers, tenants and lenders.

9. EXPANSION AND USE OF LEASED PREMISES. Tenant shall use the Leased Premises exclusively for warehouse and office space. Tenant shall perform no manufacturing on the Leased Premises. Tenant reserves the right of first refusal to lease at the then existing Rent any space that becomes available in the Building during the Term that Landlord does not use or does not choose to use, exclusive of five thousand (5,000) square feet contiguous to Mason Corporation's leased premises in the Building, if Mason Corporation chooses to renew their lease and to expand their space. Landlord shall provide Tenant twenty-four (24) hours advance written notice of such space availability. Said right of first refusal shall be effective for twenty-four (24) hours after receipt of written notice. Landlord shall cohabit the Building with Tenant without any demising walls. Landlord shall have the right to add additional tenants without erecting demising walls, as Landlord deems fit. Tenant intends to and shall use the Leased Premises in part for the purpose of unloading/loading trucks and packing and storage of general merchandise freight. Tenant shall have non-exclusive use of two (2) loading docks.

10. EMINENT DOMAIN. If the whole of the Leased Premises is acquired or condemned for any public or quasi-public use or purpose, or if any part of the Leased Premises is partially condemned and such partial condemnation renders the Leased Premises unusable for the business of Tenant, then the Lease shall terminate as of the date of title vesting in such proceeding, and Rent shall be adjusted pro rata to the date of termination. Tenant shall immediately notify Landlord of any such occurrence. Landlord shall be entitled to the entire award paid for any such condemnation, and Tenant waives any right or claim in any part thereof from Landlord or the condemning authority.

11. COMMON AREAS. Landlord hereby grants to Tenant and its successors and assigns a non-exclusive license and right for Tenant and its permitted assignees and subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Building and their respective customers, guests, licensees, invitees, subtenants, employees and agents to use the Common Areas for vehicular parking, for pedestrian and vehicular ingress, egress and travel. Nothing to the contrary herein, Tenant agrees for itself and for its successors, assigns, employees, and agents that Tenant and they shall use the Common Areas only for the purposes permitted hereby. All uses permitted within the Common Areas shall be undertaken with reason and judgment so as not to interfere with the primary use of said Common Areas, which is to provide parking, vehicular and pedestrian access throughout the Common Areas and to adjacent public streets for the Landlord, its tenants, subtenants and all persons, firms and corporations conducting business within the Building and their respective customers, guests, and licensees. In no event shall Tenant erect or cause to be erected any structure, building, trailer, fence, wall, sign or other obstructions on the Common Areas, nor shall Tenant store or sell any merchandise, equipment and/or materials on the Common Areas. It is understood and agreed that all Common Areas and all improvements located from time to time within such Common Areas are for the general use, in common, of the Landlord and its tenants and subtenants and all persons, firms and corporations conducting business in the Building and their respective customers, guests, licensees, invitees, employees and agents, and shall at all times be subject to the exclusive control and management of the Landlord.

12. SIGNS. Any sign placed or erected by Tenant on the Leased Premises shall contain only Tenant's name or the name of any affiliate of Tenant actually occupying the Leased Premises, and shall not contain any advertising matter. No such sign shall be erected until Tenant has obtained Landlord's written approval of the location, materials, size, design and content thereof and any necessary permit therefor. Tenant shall remove any such sign upon termination or expiration of this Lease and shall return the Leased Premises to their condition prior to the placement or erection of said sign.

13. DAMAGE OR DESTRUCTION. If the Leased Premises are damaged or destroyed during the Term, Landlord shall diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction. If the Leased Premises are damaged or destroyed to the extent that Landlord determines that they cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after commencement of restoration work with respect to the damage or destruction, the sole right of both Landlord and Tenant shall be the option to terminate this Lease, without further penalty. Landlord's determination shall be conclusive on Tenant. Landlord shall notify Tenant of its determination, in writing, within thirty
    (30) days after the date of the damage or destruction.

14. ENVIRONMENTAL CLAIMS. Tenant shall not cause or permit any hazardous, toxic, explosive or dangerous materials to be located on the Leased Premises without the express prior written permission of Landlord, excepting general office supplies and materials used in the ordinary course of business in the manner for which they were designed. Tenant shall not store any flammable or combustible goods or materials, including, without limitation, solvents, on the Leased Premises without the express prior written permission of Landlord. In no event shall Tenant store or attempt to store any goods or materials on the Leased Premises that would require any structural installations, alterations or improvements to the Leased Premises or to the Building, including, without limitation, installation of new, or alteration of existing, fire sprinklers or fire alarms. Tenant shall indemnify Landlord for any and all claims, obligations and liabilities, and all costs, expenses and attorneys' fees based upon or arising out of any obligation, liability, loss, damage or expense of any kind or nature, contingent or otherwise, known or unknown, incurred under or imposed by any provision of federal, state or local law or regulation or common law pertaining to health, safety or environmental protection (including without limitation, costs incurred for investigation, testing, remedial or corrective action) and arising out of any contract, strict liability or any act or omission of Tenant, its employees, agents, subcontractors, representatives or assigns arising out of Tenant's lease, use or possession the Leased Premises.

15. PROPERTY INSURANCE. Landlord, at Landlord's expense, shall obtain and keep in force during the Term of this Lease a policy or policies of insurance covering loss or damage to the Building included in the Premises in the amount of the replacement value thereof (but not less than Two Million and 00/100 Dollars [$2,000,000]), providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils (all risk). Tenant shall insure at its sole expense any personal property, fixtures, goods, merchandise, equipment, furniture, stores or inventory of Tenant or which Tenant may have upon or within the Leased Premises. Tenant shall assume the risk of damage thereto and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage.

16. LIABILITY INSURANCE. Tenant shall, at its own cost and expense, obtain and keep in full force during the Term of this Lease, a policy or policies of comprehensive general liability insuring Tenant's activities with respect to the use, occupancy or maintenance of the Leased Premises and all areas appurtenant thereto. Each such insurance policy shall name Landlord as an additional insured and shall be in an amount of not less than One Million and 00/100 ($1,000,000.00) Dollars for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million and 00/100 ($1,000,000.00) Dollars. The limits of said insurance shall not be construed as limiting Tenant's liability hereunder.

17. COMPLIANCE WITH LAWS. Tenant shall not conduct any activities upon the Leased Premises which shall in any way be construed as incompatible with the reasonable use of the balance of the Leased Premises by others or that in any way would raise the insurance rates of Landlord. If Tenant complies with the Terms of this Lease and any and all applicable laws, regulations, orders or decrees, Tenant shall have the peaceful and quiet use of the Leased Premises without hindrance on the part of Landlord.

18. LIENS. Tenant shall not permit and shall promptly discharge at its own expense including attorneys' fee, any lien placed upon the Leased Premises as a result of Tenant's lease, use or possession thereof. Tenant shall promptly notify Landlord of any such lien and the disposition thereof.

19. INDEMNIFICATION. Tenant shall protect, indemnify and save Landlord and the Leased Premises harmless from and against any and all liability and expense of any nature whatsoever, including reasonable attorney's fees, arising from injury to persons or loss or damage of property, in any manner arising from or connected with Tenant's use and occupancy of the Leased Premises or the conditions thereof. Landlord shall protect, indemnify and save Tenant harmless for any and all liability and expenses of any nature whatsoever, including reasonable attorney's fees, arising from injury to persons or loss or damage of property on the Leased Premises caused by Landlord's gross negligence or willful breach of its obligations hereunder.

20. WAIVER OF SUBROGATION. Nothing in this Lease shall be construed to authorize or permit any insurer of Landlord or Tenant to be subrogated to any right of Landlord or Tenant against the other. Landlord and Tenant hereby release each other with respect to any loss to the extent of their insurance coverage even if such loss or other casualty shall be brought about by the fault or negligence of the other party or persons for whose acts that party is liable.

21. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, mortgage, pledge or otherwise transfer this Lease, in whole or in part, nor sublet or permit occupancy by any party other than Tenant of all or any part of the Leased Premises, without the prior written consent of Landlord in each instance. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Tenant shall reimburse Landlord for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. Tenant shall deliver to Landlord an assignment in recordable form which contains an assumption by the assignee, or subleases, but the failure or refusal of the assignee to execute such instrument or assumption shall not release or discharge assignee from liability as Tenant hereunder, provided that the Terms and provisions of the assignment or subletting specifically make applicable to the assignee or subleases all of the provisions of this Lease.

22. TENANT DEFAULT. In the event that during the terms of this Lease (other than the pendency of a bankruptcy, reorganization, receivership, insolvency or other proceeding in law, in equity or before any administrative tribunal, which has prevented or might prevent compliance by Tenant with the Terms of the Lease):

     (a) Tenant shall default in the observance or performance of any of Tenant's covenants, agreements or obligations hereunder, and such default shall not be cured within ten (10) days after Landlord shall have given to Tenant written notice specifying such default or defaults; or

     (b)  Tenant is finally adjudicated bankrupt or insolvent; or

     (c) A receiver is appointed for all or substantially all of Tenant's business or assets on the ground of Tenant's insolvency; or

     (d) A trustee is appointed for Tenant after a Petition has been filed for Tenant's reorganization under the bankruptcy laws of the United States having the same general purpose; or

     (e)  Tenant shall make an assignment for the benefit of its creditors.

     Landlord shall have the right at its own election, at any time thereafter while any such default or condition continues, to re-enter and take complete peaceable possession of the Leased Premises and any and all improvements then forming part of the Leased Premises, and to declare the Term of this Lease ended, whereupon this Lease and all the rights, title and interest of Tenant hereunder shall terminate and be of no further force or effect. In the event of such declaration, Landlord shall have the right to sue for and recover all Rent and other sums accrued up to the time of such termination, including damages arising out of any breach on the part of Tenant.

     Landlord shall also have the right, without reentering the Leased Premises or Terminating this Lease, to sue for and recover all Rent and other sums, including damages, at any time and from time to time accruing hereunder less any sums received from reletting the Leased Premises. Landlord shall have the right to seize, hold, assert a lien or any interest in or upon Tenant's property located within or on the Leased Premises, and may charge Tenant reasonable storage charges for such property until it is removed.

23. CUMULATIVE RIGHTS. No right or remedy herein conferred upon or reserved to Landlord or Tenant is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein now or hereafter existing at law or in equity or by statute.

24. INTEREST ON OVERDUE RENT. Any installments of Rent overdue for a period of more than thirty (30) days shall bear interest at the then existing prime interest rate until paid.

25. WAIVER. No waiver by Landlord or Tenant of any breach of an obligation, agreement or covenant hereunder shall be a waiver or subsequent breach of any other obligation, agreement or covenant, nor shall any forbearance by either party to seek a remedy for any breach by the other be a waiver of any rights and remedies with respect to such or any subsequent breach.

26. HOLDING OVER. No holding over by the Tenant shall operate to extend or renew this Lease and any holding over after the expiration of the original Term or any Renewal Term shall constitute a tenancy from month to month only, subject to the provisions of this Lease consistent with a month-to-month tenancy, with either party having the right to terminate the relationship by giving thirty (30) days notice in writing to the other.

27. NOTICES. Any notice provided for herein shall be given by certified registered mail with return receipt requested, addressed, if to Landlord, as follows:

                  James River Paper Company, Inc.
                  120 Tredegar Street
                  Richmond, VA 23219-4326
                  Attn:  Matthew J. Hiles

     and to Tenant as follows:

                  Central Ink Company
                  1100 N. Harvester
                  West Chicago, IL  60185
                  Attn:

28. MODIFICATIONS. This Lease shall be modified only by written agreement signed by Landlord and Tenant.

29. DESCRIPTIVE HEADINGS. The descriptive headings of this Lease are inserted for convenience in reference only and do not constitute a part of this Lease.

30. COVENANTS. All agreements, conditions and understandings and all of the covenants, provisions, terms and conditions of this Lease, whether so expressed or not shall extend to and be binding upon the representatives, beneficiaries, heirs, personal representatives, and successors and assigns of the respective parties hereto.

31. ENTIRE AGREEMENT. This Lease shall constitute the entire agreement between the parties and cancel and supersede all prior verbal or written leases and agreements or understandings relating to the Leased Premises or the terms and conditions of the Lease.

32. GOVERNING LAW. This Lease shall be construed in accordance with the laws of the State of Illinois.

    IN WITNESS WHEREOF, the Landlord has caused these presents to be executed by its authorised representatives and Tenant has executed these presents as of the day and year first above written.

JAMES RIVER PAPER COMPANY, INC.


By: [SIGNATURE APPEARS HERE]
   -----------------------------------

Title: DIR. REAL ESTATE
      --------------------------------


CENTRAL INK COMPANY

By: [SIGNATURE APPEARS HERE]
   -----------------------------------

Title: GENERAL MANAGER
      --------------------------------

                        LEASE FOR 1000 HARVESTER DRIVE
                            WEST CHICAGO, ILLINOIS


                                AMENDMENT NO. 1


THIS AMENDMENT is made this          day of          , 1993, by and between
                           ----------      ----------
James River Paper Company, Inc. (hereinafter referred to as "Landlord") and Central Ink Company (hereinafter referred to as "Tenant") and amends the Lease for 1000 Harvester Drive, West Chicago, Illinois (hereinafter referred to as "Lease") by and between the parties hereto dated February 17, 1993.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant amend the Lease as follows:

        Paragraph 1. LEASED PREMISES is amended to increase the Leased Premises by approximately Eight Hundred and Thirty-Three Square Feet (833 sq. ft.), as shown in Exhibit A attached hereto and incorporated by reference. The effective date of occupancy shall be April 5, 1993.

        Paragraph 3. RENT. The Rent for the entire Leased Premises shall remain Three Dollars and Seventy-Five Cents Per Square Foot ($3.75/sq. ft.).

Except as expressly amended hereby, the Lease remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                                          JAMES RIVER PAPER COMPANY, INC.

                                          BY:
                                             ----------------------------

                                          TITLE:
                                                -------------------------

                                          CENTRAL INK COMPANY

                                          BY:
                                             ----------------------------

                                          TITLE:
                                                -------------------------

                        LEASE FOR 1000 HARVESTER DRIVE
                            WEST CHICAGO, ILLINOIS

                                AMENDMENT NO.2

THIS AMENDMENT is made this  21st    day of   June   , 1993, by and between
                           ----------      ----------
James River Paper Company, Inc. (hereinafter referred to as "Landlord") and Central Ink Company (hereinafter referred to as "Tenant") and amends the Lease for 1000 Harvester Drive, West Chicago, Illinois (hereinafter referred to as "Lease") by and between the parties hereto dated February 17, 1993, as first
amended by Amendment No. a dated                    , 1993.
                                --------------------

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant amend the Lease as follows:

        Paragraph 1. LEASED PREMISES is amended to increase the Leased Premises by approximately Seven Thousand Eight Hundred Square Feet (7,800 sq. ft.), as shown in Exhibit A attached hereto and incorporated by reference. The effective date of occupancy shall be June 11, 1993.

        Paragraph 3. RENT. The Rent for the entire Leased Premises shall remain Three Dollars and Seventy-Five Cents Per Square Foot ($3.75/sq. ft.).

Except as expressly amended hereby, the Lease remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                                            JAMES RIVER PAPER COMPANY, INC.


                                            BY: [SIGNATURE APPEARS HERE]
                                               ---------------------------

                                            TITLE: DIRECTOR REAL ESTATE
                                                  ------------------------


                                            CENTRAL INK COMPANY


                                            BY: [SIGNATURE APPEARS HERE]
                                               ---------------------------

                                            TITLE:  GENERAL-MGR.
                                                  ------------------------

                          LEASE FOR 1000 HARVESTER DRIVE
                              WEST CHICAGO, ILLINOIS

                                 AMENDMENT NO. 2


THIS AMENDMENT is made this 21st day of June, 1993, by and between James River Paper Company, Inc. (hereinafter referred to as "Landlord") and Central Ink Company (hereinafter referred to as "Tenant") and amends the Lease for 1000 Harvester Drive, West Chicago, Illinois (hereinafter referred to as "Lease") by and between the parties hereto dated February 17, 1993, as first amended by Amendment No. a dated _______________________________, 1993.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant amend the Lease as follows:

     Paragraph 1. LEASED PREMISES is amended to increase the Leased Premises by approximately Seven Thousand Eight Hundred Square Feet (7,800 sq. ft.), as shown in Exhibit A attached hereto and incorporated by reference. The effective date of occupancy shall be June 11, 1993.

     Paragraph 3. RENT. The Rent for the entire Leased Premises shall remain Three Dollars and Seventy-Five Cents Per Square Foot ($3.75/sq. ft.).

Except as expressly amended hereby, the Lease remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        JAMES RIVER PAPER COMPANY, INC.


                                        BY: [SIGNATURE APPEARS HERE]
                                           ----------------------------

                                        TITLE: DIRECTOR REAL ESTATE
                                               ------------------------

                                        CENTRAL INK COMPANY

                                        BY: [SIGNATURE APPEARS HERE]
                                           ----------------------------

                                        TITLE: GENERAL-MGR.
                                               ------------------------